                                                                   Exhibit 3-225
--------------------------------------------------------------------------------

9170 - 590
Microfilm Number________       Filed with the Department of State on OCT 31 1991

Entry Number  2050239                      /s/ [graphic of signature]
                                           -------------------------------------
                                           Deputy Secretary of the Commonwealth


                           ARTICLES OF INCORPORATION
                             CSB:15-1308 (Rev 90)

Indicate type of domestic corporation (check one):

|X|  Business-stock (15 Pa. C.S. ss. 1306)           |_|  Professional (15 Pa. C.S. ss. 2903)

|_|  Business-nonstock (15 Pa. C.S. ss. 2102)        |_|  Management (15 Pa. C.S. ss. 2701)

|_|  Business-statutory close (15 Pa. C.S.           |_|  Cooperative (15 Pa. CS. ss. 7701)
     ss. 2304a is applicable)


1.   The name of the corporation is: Montgomery Nursing Homes, Inc.
     --------------------------------------------------------------------------

     This corporation is incorporated under the provisions of the Business Corporation Law of 1988.

2. The address of the corporation's initial (a) registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a)  329 Market Street,     Williamsport,    Pennsylvania     17701     Lycoming
     ---------------------------------------------------------------------------
     Number and Street      City             State            Zip         County

(b)
     ---------------------------------------------------------------------------
     Name of Commercial Registered Office Provider                        County

     For a corporation represented by a commercial registered office provider the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The aggregate number of shares authorized is: 100,000) common (other provisions, if any, attach 8 1/2 x 11 sheet)

4. The name and address, including street and number, if any, of each incorporator is:

     Name                         Address                               Signature                         Date
     Michael J. Casale, Jr.       1761 Malvin Place, Williamsport       /s/ [signature of graphic]        10/28/91

     -------------------------------------------------------------------------------------------------------------
5.   The specific effective date, if any, is:
                                              -------------------------------------------
                                                 month     day      year     hour, if any

6. Any additional provisions of the articles, if any, attach on 8 1/2 11 sheet.

7. Statutory close corporation only. Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "Public Offering" within the meaning of the Securities Act of 1933 (15U.S.C. ss.77A at seq).

8. Business corporative corporations only: (Complete and strike out inapplicable term) The common bond of membership among its member/s shareholders is: __________________________________________________________

Microfilm Number 9775-657         Filed in the Department of State on OCT 8 1997

Entry Number 2059239              /s/ [graphic of signature]
                                  ----------------------------------------------
                                         Secretary of the Commonwealth C.C.

                   STATEMENT C:  CHANGE OF REGISTERED OFFICE
                             DSCB: 15-1507 (Rev 89)


Indicate type of entry (check one):

|XX|  Domestic Business Corporation          |_|  Limited Partnership

|_|   Foreign Business Corporation           |_|  Foreign Non-profit Corporation

|_|    Domestic Non profit Corporation

1. The name of the corporation or limited partnership is Montgomery Nursing Homes, Inc.

-------------------------------------------------------------------------------
     d/b/a. Willow Bidge Nursing and Rehabilitation Center
--------------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following address to conform to the records of the Department:

    (a) 329 Market Street,    Williamsport,    Pennsylvania     17701   Lycoming
     ---------------------------------------------------------------------------
     Number and Street        City             State            Zip       County

     (b)------------------------------------------------------------------------
        Name of Commercial Registered Office Provider                     County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is (complete part (a) or (b)):

     (a) -----------------------------------------------------------------------
          Number and Street         City       State         Zip          County


          United Corporate Services, Inc.                                Dauphin
     (b)------------------------------------------------------------------------
          Name of Commercial Registered Office Provider                   County

     For a corporation represented by a commercial registered office provider the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

4. Such change was authorized by the Board of Directors of the corporation. (not applicable to limited partnerships)

     IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 7th day of October 1997.

                                         Montgomery Nursing homes, Inc.
                                         ---------------------------------------
                                         Name of Corporation/Limited Partnership

                                         By: /s/ Brad Burkett
                                         ---------------------------------------
                                                      Signature

                                         TITLE: Brad Burkett, Secretary

Microfilm Number 9843-1137      Filed with the Department of State on JUN 3 1998

Entry Number  2059239                            /s/ [graphic of signature]
                                                 -------------------------------
                                                 Secretary of the Commonwealth


                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                    DECB:15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entry (check one):

|X|  Domestic Business Corporation(15 PaC.S. ss. 1507)           |_|  Foreign Non profit Corporation (15 PaC.S. ss. 6144)

|_|  Foreign Business Corporation (15 PaC.S. ss. 4144)           |_|  Domestic Limited Operation (15 PaC.S. ss. 8506)

|_|  Domestic Non profit Corporation (15 PaC.S. ss. 5507)


   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Montgomery Nursing Homes, Inc.
-------------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorised to correct the following information to conform to the records of the Department):

    (a) 329 Market Street,   Williamsport,   Pennsylvania    17701      Lycoming
     ---------------------------------------------------------------------------
     Number and Street       City            State           Zip         County


    (b)  -----------------------------------------------------------------------
     Name of Commercial Registered Office Provider                        County

     For a corporation represented by a commercial registered office provider the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

      101 East State Street,    Kennett Square   PA       19348         Chester
      --------------------------------------------------------------------------
      Number and Street          City            State    Zip   County (Chester)

     (b) The registered office of the corporation or limited partnership shall be provided by:

          c/o:  ---------------------------------------------------------------
                Name of Commercial Registered Office Provider             County

     For a corporation or limited partnership represented by a commercial registered office provider the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 25th day of May 1998.

                                         Montgomery Nursing Homes, Inc.
                                         ---------------------------------------
                                         Name of Corporation/Limited Partnership


                                         By: /s/ Ira C. Gubernick
                                         ---------------------------------------
                                             (Signature) Ira C. Gubernick

                                         TITLE: Secretary
                                         ---------------------------------------